STKd 100% UBER & 100% TSLA ETF
Schedule of Investments
September 30, 2025 (Unaudited)

MONEY MARKET FUNDS - 1.6%		Shares	Value
First American Government Obligations Fund - Class X, 4.05%(a)		14,331	$14,331
TOTAL MONEY MARKET FUNDS (Cost $14,331)			14,331

TOTAL INVESTMENTS - 1.6% (Cost $14,331)			14,331
Other Assets in Excess of Liabilities - 98.4%			860,051
TOTAL NET ASSETS - 100.0%	0.0%	0.0%	$874,382
two			–%
Percentages are stated as a percent of net assets.			–%

(a)	The rate shown represents the 7-day annualized yield as of September 30, 2025.

STKd 100% UBER & 100% TSLA ETF
Schedule of Total Return Swap Contracts
September 30, 2025 (Unaudited)

Reference Entity	Counterparty	Pay/ Receive Reference Entity	Financing Rate	Payment Frequency	Maturity Date	Notional Amount	Value/ Unrealized Appreciation (Depreciation)
Tesla, Inc.	Marex Capital Markets, Inc.	Receive	OBFR + 2.50%	Termination(a)	04/06/2026	$873,875	$257,645
Uber Technologies, Inc.	Marex Capital Markets, Inc.	Receive	OBFR + 2.50%	Termination(a)	04/06/2026	872,717	28,075
Net Unrealized Appreciation (Depreciation)							$285,720

There are no upfront payments or receipts associated with total return swaps in the Fund as of September 30, 2025.
(a) Financing reset of swap is effective on the last day of each month. Equity reset of swap is effective on termination.

OBFR - Overnight Bank Funding Rate was 4.09% as of September 30, 2025.

Summary of Fair Value Disclosure as of September 30, 2025 (Unaudited)

STKd 100% UBER & 150% TSLA ETF (the "Fund") has adopted fair value accounting standards which establish a definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion of changes in valuation techniques and related inputs during the period, and expanded disclosure of valuation levels for major security types. These inputs are summarized in the three broad levels listed below. The inputs or valuation methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and based on the best information available.

The following is a summary of the fair valuation hierarchy of the Fund’s securities as of September 30, 2025:

	Level 1	Level 2	Level 3	Total
Investments:
Money Market Funds	$14,331	$–	$–	$14,331
Total Investments	$14,331	$–	$–	$14,331

Other Financial Instruments:
Total Return Swaps*	$–	$285,720	$–	$285,720
Total Other Financial Instruments	$–	$285,720	$–	$285,720

* The fair value of the Fund's investment represents the unrealized appreciation (depreciation) as of September 30, 2025.

Refer to the Schedule of Investments for further disaggregation of investment categories.